                    FIFTH AMENDMENT TO FIRST RESTATED LOAN
                             AGREEMENT (REVOLVER)

     THIS FIFTH AMENDMENT TO FIRST RESTATED LOAN AGREEMENT (REVOLVER) (herein called the "Amendment") made as of the 22nd day of March, 1996, by and among Western Gas Resources, Inc., a Delaware corporation ("Borrower"), NationsBank of Texas, N.A., a national banking association, as Agent ("Agent"), and NationsBank of Texas, N.A., Bank of Montreal, CIBC Inc., Societe Generale, Southwest Agency, The First National Bank of Boston, Colorado National Bank, Bank of America National Trust and Savings Association and Credit Lyonnais Cayman Island Branch, (herein, collectively referred to as "Lenders").

                             W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders have entered into that certain First Restated Loan Agreement (Revolver) dated as of September 2, 1994, as amended by that certain First Amendment to First Restated Loan Agreement (Revolver) dated as of December 2, 1994, that certain Second Amendment to First Restated Loan Agreement (Revolver) dated as of February 23, 1995, that certain Third Amendment to First Restated Loan Agreement (Revolver) dated as of July 19, 1995, and that certain Fourth Amendment to First Restated Loan Agreement (Revolver) dated as of November 29, 1995 (as amended to the date hereof, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as expressly set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                                                   Exhibit 10.53

                   ARTICLE I. -- Definitions and References
                                 --------------------------

     Section 1.1.  Terms Defined in the Original Agreement.  Unless the context
                   ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2.  Other Defined Terms.  Unless the context otherwise requires,
                   -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" means this Fifth Amendment to First Restated Loan
           ---------
     Agreement (Revolver).

          "Loan Agreement" shall mean the Original Agreement as amended hereby.
           --------------


                           ARTICLE II. -- Amendments
                                          ----------

     Section 2.1.  Definitions. (a)  The definition of "Commitment Period" in
                   -----------
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "`Commitment Period' means the period from and including the Closing
            -----------------
     Date until and including the earlier of October 1, 1997 or the day on which the Notes become due and payable in full."

     (b) The definition of "Preferred Stock" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "`Preferred Stock' means all issued and outstanding preferred stock of
            ---------------
     Borrower, as the same may change from time to time, including but not limited to (i) the 1,400,000 shares of $2.28 Cumulative Preferred Stock of Borrower and (ii) the 2,760,000 shares of $2.625 Cumulative Convertible Preferred Stock of Borrower."

     (c)  The definition of "Additional Preferred Stock" is hereby deleted from
Section 1.1 of the Original Agreement.

     Section 2.2.  Scheduled Payments.  Section 2.6 of the Original Agreement is
                   ------------------
hereby amended in its entirety to read as follows:

          "Section 2.6.  Scheduled Payments.  The principal amount of the Notes
                         ------------------
     shall be due and payable in twelve quarterly installments, each of which shall be equal to one-twelfth of the aggregate unpaid principal balance of the Loans at the end of the Commitment Period. These prepayments shall be due and payable on the first day of each January, April, July and October, beginning on and including January 1, 1998, and continuing regularly thereafter until and including October 1, 2000, the date on which the Notes become due and payable in full. Each principal payment made under this section shall be apportioned and applied to each Lender's Note in accordance with such Lender's Loan Share of such payment. Any principal prepaid pursuant to this section shall be in addition to and not in lieu of, all payments otherwise required to be made under the Loan Documents at the time of such prepayment."

     Section 2.3.  Limitation on Dividends and Distributions.  Section 6.2(a) of
                   -----------------------------------------
the Original Agreement is hereby amended in its entirety to read as follows and such amendment shall be effective as of December 31, 1995.

          "(a)  Limitation on Dividends and Distributions.  Except for payments
                -----------------------------------------
     by Borrower to its stockholders which are permitted under the following sentences of this subsection and do not otherwise violate any provisions of this Agreement and except for dividends paid to Borrower by its Subsidiaries or to MIGC by MGTC, none of Borrower and its Subsidiaries will declare or pay any dividends on, or make any other distribution in respect of, any class of its capital stock or any partnership or other interest in it, other than the distribution of common stock pursuant to the conversion or exchange of Preferred Stock, nor will any of Borrower and its Subsidiaries directly or indirectly make any capital contribution to or purchase, redeem, acquire or retire any shares of the capital stock of or partnership interest in any of Borrower and its Subsidiaries (whether such interests are now or hereafter issued, outstanding or created) or cause or permit any reduction or retirement of the capital stock of or partnership interest in any of Borrower and its Subsidiaries. Borrower may make any of the payments, distributions, capital contributions or purchases described above in this Section 6.2(a), so long as (i) no Default or Event of Default has occurred and is continuing at the time such dividends are declared and paid and (ii) such repurchases and dividends declared or paid by Borrower since December 31, 1995, together with all investments Borrower has made in accordance with the provisions of Section 6.2(f)(vi), do not, in the aggregate, exceed the sum of (A) $10,000,000; plus (B) fifty percent (50.0%) of Borrower's
                             ----
     Consolidated cumulative net income earned after December 31, 1995 if such figure is positive (zero percent, if there is a Consolidated cumulative net loss); plus (C) fifty percent (50.0%) of the cumulative net proceeds
            ----
     received by Borrower and its Subsidiaries at any time after December 31, 1995 from the sale of any equity securities issued by Borrower or any of its Subsidiaries. All dividends declared in the fourth Fiscal Quarter of 1995, payable in 1996 with respect to any class of stock of Borrower, shall be permitted and excluded from the preceding calculation."

     Section 2.4.  Limitation on Mergers, Issuances of Securities.  The
                   ----------------------------------------------
reference to the term "Additional Preferred Stock" in section 6.2(d) of the Original Agreement is hereby deleted.

     Section 2.5.  Limitation on Investments and New Businesses.  Section 6.2(f)
                   --------------------------------------------
of the Original Agreement is hereby amended in its entirety to read as follows and such amendment shall be effective as of December 31, 1995.

          "(f)  Limitation on Investments and New Businesses.  No Related Person
                --------------------------------------------
     will:

               (i) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business (which shall be deemed to include expenditures, commitments, obligations and transactions permitted by clause (iii),
          (iv), (v) or (vi) of this sentence);

               (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations (which shall be deemed to include expenditures, commitments, obligations and transactions permitted by clause (iii), (iv), (v) or (vi) of this sentence);

               (iii) make any acquisitions of or capital contributions to or other investments in any Persons other than (A) capital contributions to and investments in Williston Gas Company and Subsidiaries already wholly owned by such Related Person and the joint ventures described on Schedule 4 hereto, and (B) deposits with any Lender, investments in obligations of any Lender or any of such Lender's Affiliates, time deposits in other banking institutions which, at the time such deposit is made, are rated "C" by Thomson BankWatch, Inc. and investments maturing within one year from the date of acquisition in direct obligations of or obligations supported by, the full faith and credit of, the United States of America,

               (iv) make any significant acquisitions or investments in any properties other than gas processing, transmission, gathering and storage facilities and domestic oil and gas properties;

                (v) make capital expenditures and/or general and administrative expenditures relating to power generation and power marketing which exceed in the aggregate $1,000,000, or;

               (vi) make any other investments unless (1) no Default or Event of
                                               ------
          Default has occurred and is continuing at the time such investment is made and (2) such investments, together with all repurchases and dividends declared or paid by Borrower since December 31, 1995 in accordance with the provisions of Section 6.2(a) (except for all dividends declared in the fourth Fiscal Quarter of 1995, payable in 1996 with respect to any class of stock of Borrower), do not, in the aggregate, exceed the sum of (I) $10,000,000; plus (II) fifty percent
                                                        ----
          (50.0%) of Borrower's Consolidated cumulative net income earned after December 31, 1995 if such figure is positive (zero percent, if there is a Consolidated cumulative net loss); plus (III) fifty percent
                                                  ----
          (50.0%) of the cumulative net proceeds received by Borrower and its Subsidiaries at any time after December 31, 1995 from the sale of any equity securities issued by Borrower or any of its Subsidiaries.

     Notwithstanding the foregoing, if any Related Person makes an acquisition of any Person or property in accordance with the provisions of this Section 6.2(f), and if the historical cash earnings of the Person or property so acquired would have to be included in the calculation of the Mandatory Prepayment Ratio most recently delivered to Agent and Lenders hereunder to support the Indebtedness, if any, incurred by such Related Person in making the acquisition, Borrower shall promptly notify Agent and Lenders of such fact and Lenders shall have the right to require a recalculation of the Mandatory Prepayment Ratio in accordance with the provisions of Section 2.7(b) which ratio shall become effective at the time of such acquisition."

     Section 2.6.  Events of Default and Remedies.  (a)  All references to the
                   ------------------------------
term "Additional Preferred Stock" in section 8.1(i) of the Original Agreement are hereby deleted.

     (b) Section 8.1(k) of the Original Agreement is hereby amended in its entirety to read as follows:

          "(k) Any event occurs which would require Borrower to redeem for cash the Preferred Stock or any subordinated notes which may have been issued in exchange for the Preferred Stock, or which gives the holders of the Preferred Stock or any subordinated notes which may have been issued in exchange for the Preferred Stock the right to demand such redemption; or"

                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     Section 3.1.  Effective Date.  This Amendment shall become effective as of
                   --------------
the date first above written, except as otherwise provided herein, when, and only when, Agent shall have received, at Agent's office, all of the following:

          (a)  Amendment.  A counterpart of this Amendment executed and
               ---------
     delivered by Borrower and all Lenders.

          (b)  Amendment Fee.  An amendment fee equal to one-tenth of one-
               -------------
     percent (0.10%) of the Commitment (as of the date hereof) of each Lender, payable to Agent for the account of each Lender.

          (c)  Officer's Certificate.  A certificate of a duly authorized
               ---------------------
     officer of Borrower, dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent, to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness.

          (d)  Secretary's Certificate.  A certificate of the Secretary or
               -----------------------
     Assistant Secretary of Borrower, dated as of the date of this Amendment, duly authorized, executed and delivered, and in form and substance satisfactory to Agent, which shall contain the names and signatures of the officers of Borrower authorized to execute Loan Documents on behalf of Borrower and which shall certify to the truth, correctness and completeness of the following exhibits attached thereto: (i) a copy of resolutions adopted by the Board of Directors of Borrower, in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Loan Documents, including this Amendment, (ii) a copy of Borrower's charter, certified by the appropriate official of the State of Delaware, and (iii) a copy of the bylaws of Borrower, in full force and effect on the date hereof.

          (d)  Legal Opinion.  a favorable opinion from Messr. John Walter,
               -------------
     Esq., counsel for Borrower in a form acceptable to Agent.

          (e)  Supporting Documents.  such supporting documents as Agent may
               --------------------
     reasonably request.


                 ARTICLE IV. -- Representations and Warranties
                                ------------------------------

     Section 4.1.  Representations and Warranties of Borrower.  In order to
                   ------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

          (a) The representations and warranties contained in each subsection of Section 5.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Loan Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.

          (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, each of this Amendment and the Loan Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

          (e) The unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 1995 fairly present Borrower's Consolidated financial position at such date and the Consolidated results of Borrower's operations and changes in Borrower's Consolidated cash flow for the period thereof. Copies of such financial statements have heretofore been delivered to each Lender. Since September 30, 1995, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

                          ARTICLE V. -- Miscellaneous
                                        -------------

     Section 5.1.  Consent to Amendment to Shelf Agreement.  Each Lender
                   ---------------------------------------
consents and agrees that the Shelf Agreement as modified by the First Amended and Restated Master Shelf Agreement dated January 31, 1996 complies with the provision of Section 6.2(b)(viii) of the Loan Agreement and each Lender further consents to such modifications for purposes of Section 8.1(i) of the Loan Agreement.

     Section 5.2.  Ratification of Agreements.  The Original Agreement as hereby
                   --------------------------
amended and each other Loan Document affected hereby are ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement, or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement, or any other Loan Document.

     Section 5.3.  Survival of Agreements.  All representations, warranties,
                   ----------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower or any Related Person hereunder or under the Loan Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Loan Agreement.

     Section 5.4.  Loan Documents.  This Amendment is a Loan Document, and all
                   --------------
provisions in the Loan Agreement pertaining to Loan Documents apply hereto.

     Section 5.5.  Governing Law.  This Amendment shall be governed by and
                   -------------
construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.6.  Counterparts.  This Amendment may be separately executed in
                   ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized officers.


                                  WESTERN GAS RESOURCES, INC.


                                  By: /s/ John C. Walter
                                     -------------------------------------
                                      John C. Walter
                                      Executive Vice President


                                  NATIONSBANK OF TEXAS, N.A.,
                                   as Agent, Issuing Bank and Lender


                                  By: /s/ Michele L. Jones
                                     -------------------------------------
                                      Michele L. Jones
                                      Vice President


                                  BANK OF AMERICA NATIONAL
                                  TRUST AND SAVINGS ASSOCIATION


                                  By: /s/ Gary M. Tsuyuki
                                     -------------------------------------
                                      Gary M. Tsuyuki
                                      Vice President

                                  BANK OF MONTREAL


                                  By: /s/ Don Skipper
                                     -------------------------------------
                                      Don Skipper
                                      Director


                                  THE FIRST NATIONAL BANK
                                   OF BOSTON


                                  By: /s/ Carol E. Holley
                                     -------------------------------------
                                      Carol E. Holley
                                      Vice President


                                  CREDIT LYONNAIS CAYMAN
                                  ISLAND BRANCH


                                  By: /s/ Pascal Poupelle
                                     -------------------------------------
                                      Pascal Poupelle
                                      Senior Vice President


                                  CIBC INC.


                                  By: /s/ Gary C. Gaskill
                                     -------------------------------------
                                      Gary C. Gaskill
                                      Vice President


                                  COLORADO NATIONAL BANK


                                  By: /s/ Kathryn S. Gaiter
                                     -------------------------------------
                                      Kathryn S. Gaiter
                                      Vice President

                                  SOCIETE GENERALE, SOUTHWEST
                                   AGENCY


                                  By: /s/ Richard A. Erbert
                                     -------------------------------------
                                      Richard A. Erbert
                                      Vice President

            CONFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS


     Each of the undersigned (collectively "Guarantors") hereby (i) acknowledges and consents to the foregoing Fifth Amendment to First Restated Loan Agreement (Revolver) of even date herewith by and among Western Gas Resources, Inc., NationsBank of Texas, N.A., as Agent ("Agent"), Bank of Montreal, CIBC Inc., Societe Generale, Southwest Agency, The First National Bank of Boston, Colorado National Bank, Bank of America National Trust and Savings Association and Credit Lyonnais Cayman Island Branch; (ii) confirms the Restated Guaranty dated as of September 2, 1994 executed by such Guarantor in favor of Agent and the Lenders pursuant to the Original Agreement; and (iii) agrees that each of such Guarantor's obligations and covenants with respect to such Restated Guaranty shall remain in full force and effect after the execution of such Amendment.

     William J. Krysiak, Vice President-Finance of Western Gas Resources Oklahoma, Inc., Western Gas Resources Texas, Inc., Western Gas Resources Storage, Inc., Mountain Gas Resources, Inc., MGTC, Inc. and MIGC, Inc., is executing this Confirmation, Acknowledgment and Consent of Guarantors in his capacity of officer of each such corporation.

     Dated as of the 22nd day of March, 1996.

                             WESTERN GAS RESOURCES OKLAHOMA, INC.
                             WESTERN GAS RESOURCES TEXAS, INC.
                             WESTERN GAS RESOURCES STORAGE, INC.
                             MOUNTAIN GAS RESOURCES, INC.
                             MGTC, INC.
                             MIGC, INC.



                             By:  /s/ William J. Krysiak
                                ---------------------------------------------
                                  William J. Krysiak, Vice President-Finance